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PRICEWATERHOUSECOOPERS
                                                      PRICEWATERHOUSECOOPERS LLP
                                                      1901 6TH AVENUE, NORTH
                                                      SUITE 1600
                                                      BIRMINGHAM, AL 35203-2690
                                                      TELEPHONE (205) 252 8400
                                                      FACSIMILE (205) 252 7776

                         CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form N-4 of our report dated February 11, 1999, on our audits of the consolidated financial statements and financial statement schedules of Protective Life Insurance Company and Subsidiaries. We also consent to the inclusion of our report dated March 17, 1999 on our audit of the financial statements of the Protective Variable Annuity Separate Account. We also consent to the reference to our firm under the caption "Experts."

                                                  PricewaterhouseCoopers LLP

Birmingham, Alabama
April 29, 1999